UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 28, 2004

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                 1-12351               41-1849591
(State or other jurisdiction   (Commission             (IRS Employer
       of incorporation)        File number)            Identification No.)


10900 Wayzata Boulevard, Minnetonka, Minnesota                  55305
   (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code   (952) 525-5020

                                 Not Applicable
         (Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 7.01.  Regulation FD Disclosure

On October 28, 2004, Metris Companies Inc. issued a press release that Metris Receivables, Inc., its wholly owned subsidiary, will issue $600 million of two-year credit card asset-backed securities through the Metris Master Trust.

Item 8.01.  Other Events

On October 28, 2004, Metris Companies Inc. issued a press release that Metris Receivables, Inc., its wholly owned subsidiary, will issue $600 million of two-year credit card asset-backed securities through the Metris Master Trust.

That press release is furnished as Exhibit 99.1 to this report.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       METRIS COMPANIES INC.


Dated:  October 28, 2004               By: /s/David D. Wesselink
                                           David D. Wesselink
                                           Chairman and CEO



                                  EXHIBIT INDEX

Exhibit No.    Description

99.1 On October 28, 2004, Metris Companies Inc. issued a press release that Metris Receivables, Inc., its wholly owned subsidiary, will issue $600 million of two-year credit card asset-backed securities through the Metris Master Trust.